EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Isaac Dietrich, in my capacity as Chief Financial Officer of Thumzup Media Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Thumzup Media Corporation for the quarter ended September 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Thumzup Media Corporation.

Dated: November 14, 2025	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Financial Officer
(Principal Financial and Accounting Officer)